Related party transactions	12 Months Ended
Dec. 31, 2022
Related party transactions
Related party transactions

D4    Related party transactions

Transactions between the Company and its subsidiaries or intra-group transactions are eliminated on consolidation. Intra-group transactions of the Group mainly related to a limited number of loans, guarantees or services provided by the Company to or from others business units, or between business units, including investment management services provided by the Group’s asset managers to the insurance operations businesses as shown in note B1.3. All intra-group transactions are subject to the same internal approval framework as external transactions. As the Group’s business units operate independently, overall there is limited interconnectedness across the Group. The Group reviews its recovery plan (that also covers intra-group transactions and the level of the Group’s interconnectivity risk) on an annual basis and details the remedial actions that could be used to restore financial strength and viability if the Group were to come under severe stress.

The Company has transactions and outstanding balances with collective investment schemes and similar entities that are not consolidated and where a Group company acts as manager, which are regarded as related parties for the purposes of IAS 24. The balances are included in the Group’s statement of financial position at fair value or amortised cost in accordance with IAS 39 classifications with the corresponding amounts included in the income statement. The transactions include amounts paid on issue of shares or units, amounts received on cancellation of shares or units and amounts paid in respect of the periodic charge and administration fee.

In addition, there are no material transactions between the Group’s joint ventures and associates, which are accounted for on an equity method basis, and other Group companies.

Key management personnel of the Company, as described in note B2.3, may from time to time purchase insurance, asset management or annuity products marketed by Group companies in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons.

In 2022, transactions with key management personnel were not deemed to be significant both by virtue of their size and in the context of the individuals’ financial positions. All of these transactions were on terms broadly equivalent to those that prevailed in arm’s-length transactions.

On 5 April 2021, pursuant to a separation agreement, Jackson National Life agreed to pay circa $23.5 million to Michael Falcon, the former chief executive officer of Jackson, as a series of cash lump sum payments for termination of loss of office, and agreed that Mr Falcon would retain 98,311 Prudential ADRs that had been previously deferred under the Deferred Annual Incentive Plan. Prudential agreed to reimburse Jackson National Life for such payments and settled this obligation prior to the demerger on 13 September 2021. On completion of the demerger, the Prudential ADRs were translated into Jackson Shares with an equivalent value. They will be released on the original timeline, ie in 2022 and 2023, and remain subject to the original malus and clawback provisions. Other transactions with those individuals meeting the definition of key management personnel in 2021 were not deemed to be significant using the criteria described above.

Additional details on the Directors’ interests in shares, transactions or arrangements are given in ‘Compensation and Employees’. Key management remuneration is disclosed in note B2.3.